Investor Update June 2006 Exhibit 99.1

Safe Harbor Disclosure
Please note that the discussion today may contain forward looking statements that involve risks and uncertainties including those relating to the company’s ability to develop new markets, its fleet and growth plans, its low cost advantage vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.
These statements are subject to a number of risks that could cause actual results to vary materially from those presented today.  These risks include, but are not limited to, general economic conditions, commodity prices, government regulation, and the competitive environment.
Additional information concerning factors that could cause actual results to vary from those in the forward looking statements are contained in AirTran Holdings Form 10-K for the year ended
December 31, 2005.

AirTran Airways Today
•
Youngest all-Boeing fleet in America
– 116 Airplanes - 87 717s/29 737s
•
50 cities served
•
7 consecutive years of profitability
– One of two consistently profitable airlines
•
Stable and experienced management

AirTran Airways 2006 YTD Highlights
•
Impressive Growth
– Capacity +23%
– RPMs +26%
– 8.0 million passengers, +27%
– Double-digit RASM improvement
•
Opened two new markets:
- White Plains and Seattle
•
World class promotional partners:
– Georgia Aquarium, Elton John, Michael Vick, Peyton Manning,
Wendy’s, Coca-Cola, Andretti-Green

Entrepreneur MAGAZINE'S

BEST LOW FARE AIRLINE 2005

AirTran

5 Entrepreneur Magazine Again Honors AirTran • Fourth award in the last five years (2005,2004,2002,2001)

JetBlue
AirTran
Southwest
United
Alaska
America West
Northwest
American
Continental
ATA
JetBlue
Alaska
Southwest
America West
US Airways
Northwest
Continental
AirTran
United
ATA
US Airways
Alaska
Southwest
America West
Continental
American
Delta
United
Northwest
American Eagle
AirTran
Alaska
US Airways
Northwest
Southwest
Delta
American
America West
Continental
United
American Eagle
AirTran
AirTran Maintains High Airline Quality Rating
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
NR.
2004
2003
2002
2001
JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
2005

7 AirTran Has Low Costs Non-Fuel Unit Costs at 653 miles 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 AAI LUV JBLU AWA UAIRQ DAL AMR NWAC Cents per Mile Legacy airline costs are coming down

What Creates AirTran’s Low Cost Advantage?
• Productive workforce at all levels
• Young, simplified fleet
– Fuel efficient
– Attractive ownership costs
• Efficient use of facilities
• Competition for heavy maintenance contracts
• Low cost distribution
– Over 70% of sales are directly with AirTran
(Reservations or AirTran.com)

9 Lowering Costs Is Not A One Time Event AirTran's Non-Fuel Unit Cost Trend 6.00 6.25 6.50 6.75 7.00 7.25 7.50 2001 2002 2003 2004 2005 2006E Cents per Mile * Excludes non-recurring special items

New 737 Aircraft Will Continue To Drive Down Costs
•
Increases crew productivity
– No additional staffing required
– 17% increase in seats
•
Transcontinental range increases productivity
– Utilization now 12-13 hrs/day vs. 11 hrs/day on 717’s
•
Even better fuel economy than the 717 per seat
•
Order timing was at the bottom of the market
– Negotiated maintenance agreements as part of purchase to
ensure lowest combined ownership and maintenance

Low Costs Does Not Mean Budget Service
•
Assigned seating
•
Business class
– Only airline with business class on every flight
•
Convenient distribution
– Internet/Kiosks
– No fee telephone reservations and airport sales
– Travel agencies
•
XM Radio and oversized luggage bins
•
Friendly crewmembers

AirTran Has Industry Leading Revenue Growth
0
200
400
600
800
1,000
1,200
1,400
1,600
1999 2000 2001 2002 2003 2004 2005
+19%
+7%
+10%
+19%
+25%
+13%
+39%
($MM)
Compounded Annual Growth of 18%
+39%
2006 Q1

JBLU
AAI
FRNT
ALK
LUV
CAL
AA
NWAC
DAL
LCC
UAUA

AirTran

13 Compounded Annual Revenue Growth Rate 2000 to 2005 18% 16% 7% 6% 4% 3% 2% 1% -2% -2% -5% 0% 5% 10% 15% 20% 75% CAGR Source: DOT Form 41

14 Low Costs and Small Jets Creates Great Growth Opportunities

Bloomington Bloomington
Buffalo Buffalo
Newark Newark
Pittsburgh Pittsburgh
Miami Miami
West Palm Beach West Palm Beach
Denver Denver
Pensacola Pensacola
Freeport Freeport
Wichita Wichita
Houston Houston
Gulfport Gulfport
Los Angeles Los Angeles
Kansas City Kansas City
Memphis Memphis
Moline Moline
Minneapolis Minneapolis
New Orleans New Orleans
San Francisco San Francisco
New York New York
AirTran Continues To Build City Strength
Savannah Savannah
Jacksonville Jacksonville
Orlando Orlando
Washington Washington
Myrtle Beach Myrtle Beach
Raleigh-Durham
Newport News Newport News
Baltimore Baltimore
Flint Flint
Las Vegas Las Vegas
Cities >=5 destinations
Jan01 2
Jan02 3
Jan03 4
Jan04 8
Jan05 9
Jul06 13
Dayton Dayton
49
Sarasota Sarasota
Milwaukee Milwaukee
Charlotte Charlotte
Richmond Richmond
Detroit Detroit
Seattle Seattle
Atlanta Atlanta
23
13
8
Chicago Chicago
7
Tampa Tampa
Boston Boston
7
6
Akron/ Akron/
Canton Canton
7
6
Ft. Lauderdale Ft. Lauderdale
Indianapolis Indianapolis
5
Philadelphia Philadelphia
5
Rochester Rochester
5
Ft. Myers Ft. Myers
5
Dallas Dallas
White Plains White Plains

AirTran's Atlanta Hub is Now
One of the Nations Largest Mainline Hubs
0 100 200 300 400 500 600 700 800 900 1000
JBLU-New York
ALK-Seattle
UAUA-San Francisco
LCC-Philadelphia
LUV-Baltimore
LUV-Phoenix
AMR-Miami
LCC-Charlotte
LUV-Chicago
LCC-Phoenix
LUV-Las Vegas
AAI-Atlanta
CAL-Newark
AMR-Chicago
UAUA-Denver
NWAC-Detroit
UAUA-Chicago
NWAC-Minneapolis
CAL-Houston
AMR-Dallas
DAL-Atlanta
Mainline Departures Regional Departures
# of departures/July 2006

17 Fleet Plan Is Low Cost and Flexible 0 50 100 150 200 2003 2004 2005 2006 2007 2008 2009 2010 717s 737s

18 Industry Restructuring Still Providing Significant Benefits For AirTran

19 Capacity in AirTran’s Atlanta Markets 0 50,000 100,000 150,000 200,000 Mar00 Mar02 Mar04 Mar06 Other Airlines AirTran Daily Seats

20 Capacity Continues To Exit AirTran Markets -8% -6% -4% -2% 0% Domestic AirTran Markets AirTran Atlanta Markets Q206 Change in ASMs

Capacity Cuts Are Helping Revenue Environment
Yr/Yr Change in AirTran's Unit Revenue
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Q105 Q205 Q305 Q405 Jan
2006
Feb
2006
Mar
2006
Apr
2006
Q206
+ 14.5%
+ 20%

Fuel Remains at Record Levels
$20
$26
$31
$54
$40
$70+
$0
$10
$20
$30
$40
$50
$60
$70
$80
1992-
2001
2002 2003 2004 2005 2006
Price per barrel
of crude oil
Last year, AirTran  spent more on fuel than on salaries (#2 expense)
This year, AirTran will spend more on fuel than on salaries (#2) and aircraft rent (#3 expense)
Yr/Yr increase in price per gallon
will cost AirTran over $72MM in 2006

AirTran Continues to Manage Fuel Exposure
ASMs per Gallon
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
2000 2006
>40% improvement
AirTran's Current Hedge Position
27%
24%
22%
8%
0%
22%
0%
5%
10%
15%
20%
25%
30%
Q106 Q206 Q306 Q406 2007 2008
@$2.00 to
$2.05/gal
@$2.15 to
$2.20/gal
@$2.15 to
$2.20/gal
@$1.80 to
$1.85/gal
$1.91/gal
actual

Summary
• Industry restructuring continues
• Opportunities still available without immediate failures
• Fundamentals are in place to capitalize on opportunities
– Aircraft on order at low ownership costs
– Small aircraft with very low costs and going lower
– Financial strength
– Flexibility to respond quickly